Non-controlling interests	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Non-controlling interests
19.	Non-controlling interests

	Non-controlling Interest: Oyu Tolgoi (a) Year Ended December 31,
	2021	2020
Balance, January 1	$(1,148,820)	$(1,237,174)
Non-controlling interest’s share of income	156,230	88,354
Common share investments funded on behalf of non-controlling interest (a)	20,400	137,700
Funded amounts repayable to the Company (a)	(20,400)	(137,700)
Balance, December 31	$(992,590)	$(1,148,820)

(a)
Since 2011, the Company has funded common share investments in Oyu Tolgoi on behalf of Erdenes. In accordance with the Amended and Restated Shareholders Agreement dated June 8, 2011, such funded amounts earn interest at an effective annual rate of LIBOR plus 6.5% and we
re repayable to the Company via a pledge over Erdenes’ share of future Oyu Tolgoi common share dividends. Erdenes also ha
d
the right to reduce the outstanding balance by making payments directly to the Company.

Common share investments funded on behalf of Erdenes
have been
recorded as a reduction to the net carrying value of
non-controlling
interest. As at December 31, 2021, the cumulative amount of such funding was $1,398.9 million (December 31, 2020 - $1,378.4 million). Accrued interest of $953.4 million (December 31, 2020 - $804.4 million) relating to this funding has not been recognized in these consolidated financial statements, as payment was expected to
be
triggered on common share dividend distribution by Oyu Tolgoi, the certainty of which c ould not
be reliably determined.
On January 24, 2022 the Company announced the start of underground mining operations at Oyu Tolgoi and agreements that reset the relationship with the Government of Mongolia. These agreements included a waiver of the common share investments funded on behalf of Erdenes, together with the accrued interest relating to this funding – see Note 26.